                                                -------------------------------
                                                  THE FIRST ISRAEL FUND, INC.
                                                -------------------------------
                                                       SEMI-ANNUAL REPORT
                                                         MARCH 31, 2003

   [ISL LISTED NYSE(R) LOGO]

3917-SA-03

CONTENTS

Letter to Shareholders .......................................................1

Portfolio Summary ............................................................5

Schedule of Investments ......................................................6

Statement of Assets and Liabilities ..........................................9

Statement of Operations .....................................................10

Statement of Changes in Net Assets ..........................................11

Statement of Cash Flows .....................................................12

Financial Highlights ........................................................14

Notes to Financial Statements ...............................................16

Results of Annual Meeting of Shareholders ...................................22

Privacy Policy Notice .......................................................23


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
                                                                     May 2, 2003

DEAR SHAREHOLDER:

We are writing to report on the activities of The First Israel Fund, Inc. (the "Fund") for the six months ended March 31, 2003.

At March 31, 2003, total net assets of the Fund were approximately $42.2 million. The Fund's investments in securities listed and trading on the Tel Aviv Stock Exchange ("TASE") were $23.8 million, with another $9.6 million in the Israeli and Israel-related companies listed and trading in the United States. Combined, these totaled $33.4 million, as compared to approximately $31.4 million on September 30, 2002. The Fund also held investments valued at approximately $7.0 million in unlisted securities, as compared to approximately $8.0 million on September 30, 2002. In percentage terms, at March 31, 2003, 79.1% of the Fund's net assets were invested in Israeli and Israel-related companies listed and trading on the TASE and in the United States and 16.6% in unlisted securities.

At March 31, 2003, net asset value ("NAV") per share was $9.91, compared with $9.50 on September 30, 2002. The Fund's common stock closed on The New York Stock Exchange, Inc. on March 31, 2003 at $8.36 per share, representing a discount of 15.64% to the Fund's NAV.

According to its charter, the Fund's investment objective is long-term capital appreciation via investment primarily in equity securities of Israeli companies. These securities may be listed on the TASE or elsewhere, notably New York and NASDAQ. Up to 30% of the Fund's total assets may be invested in illiquid securities, including securities of private equity funds that invest primarily in emerging markets.

PERFORMANCE

Based on NAV, the Fund had a gain of 4.32% for the six months, compared with increases of 11.53% and 1.46%, respectively, for the Morgan Stanley Capital International Israel Index* (the "MSCI Index") and the TA100 Index**. Stocks that helped the Fund's performance included its capital-goods, insurance, banking and software holdings. On the negative side, stocks that restrained the Fund's relative showing included certain diversified financial-services companies.

From a sector-allocation perspective, the largest contributor to the Fund's underperformance (vs. the MSCI Index) was its underweighting in the pharmaceutical area, which was especially buoyant in the period. The Fund's pharmaceutical and biotech holdings actually outperformed the broader Israeli pharmaceutical sector, though this did not compensate for the underweighting (pharmaceutical and biotech stocks account for almost half of the MSCI Index).

THE ECONOMY: NOT TOO BAD, CONSIDERING

Considering that Israel is near the epicenter of a major regional conflict, that anemic global growth has restrained its economic recovery and that new elections had to be called in order to advance an emergency economic recovery plan,

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Israel's economy and equity market did reasonably well over the past six months. Highlights included:

POLITICS AND EQUITIES. Although somewhat subdued by terrorist attacks in late November, the political mood in Israel was generally upbeat during the fourth quarter. Prime Minister Ariel Sharon called for new elections in January 2003, in order to break a legislative logjam that had prevented the imposition of a much-needed fiscal austerity program. Israel's equity market rallied for most of the fourth quarter in response. The election of the new government in early March, and the subsequent proposal of an emergency economic recovery plan, further inspired investor confidence in Israel's near-term prospects. Inspiring investors as well was the fact that, for the first time in years, the new government coalition did not include conservative religious parties that have obstructed such fiscal reforms in years past. In response, investors bid up Israel's equity market for the second consecutive fiscal quarter.

In other news, the war by coalition forces against Iraqi president Saddam Hussein's regime had little impact on the domestic economy or equities. This was to be expected considering that the conflict began as the first quarter closed and had, in any event, been mostly discounted in market prices well ahead of time. The first quarter also proved to be uncharacteristically quiet on the Palestinian front, with only sporadic instances of violence.

THE ECONOMY. Although Israel's economy was quite weak for much of this reporting period, it appeared to be stabilizing in the first quarter, following many months of decline. Industrial production and exports rose slowly, but steadily, aided by a decline in wages and the depreciation of the shekel through February 2003, which, along with much improved operational efficiencies, bolstered the country's international competitiveness.

TRADE. While imports continued to decline throughout the period, exports began to recover in the first quarter of 2003, thanks in large part to an increase in trade with the U.S., the country's principal trading partner. Israel's trade deficit is now forecasted to be about $3 billion in 2003, compared with $7 billion in 2001 and 2002.

MONETARY POLICY. Early in the period, the Bank of Israel suggested that interest rate cuts were not in the offing, considering the government's significant fiscal problems and the then highly volatile foreign exchange markets. However, a first quarter decline in inflationary expectations, the relative stabilization of the shekel and the likely passage of the aforementioned economic recovery program led the bank to cut interest rates in late-March, from 8.9% to 8.7%. This long awaited development cheered a market grown weary of a restrictive monetary policy.

On the other hand, weak consumer demand and a steep fall in tourism continued to contribute to declining tax revenues during a semi-annual fiscal period in which spending by a security conscious government rose prodigiously; both were concerns for investors as they looked to the future.

PORTFOLIO STRUCTURE: AWAITING RECOVERY

While recent progress has been most welcome, the deeply oversold Israeli equity market continues to be in a position to advance further still, if geopolitical tensions subside, the global and local economies improve, or both.

In this environment, as we have in recent quarters, we remained fully invested, anticipating an eventual recovery in Israel's economy and a gradual lessening of regional tensions. We were and are deeply underweight in the yet vulnerable


--------------------------------------------------------------------------------
 2

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

high tech sector. Otherwise, we made few trades during the period, as we felt the investments we held would respond well when growth takes hold. The main exception was the gradual addition of certain non-industry specific companies in the mid-cap range. While not represented in the Israeli investment indices, which focus on a small number of blue chips, we feel these companies have the potential to appreciate rapidly when the global and local economies begin to accelerate.

OUTLOOK: HALF FULL, HALF EMPTY

Certainly, there is substantial instability in any outlook for Israel's near-term economic future, but for the first time in several years, there is reason for hope.

While not yet passed by the Knesset, the government's recently announced economic recovery program goes a long way toward quelling investor fears that government spending was spiraling out of control. Beyond the recent rise in trade, inflation appears to be falling on a year-on-year basis, to 5.2% in the 12 months ended February 2003, as opposed to 6.5% in the 12 months ended December 2002. If inflation continues to moderate or decline, the central bank could be encouraged to cut interest rates further, which would likely be a boon to local industry.

Still, we cannot ignore the manifest risks to the eventual recovery of Israel's economy and equity market. For example, government tax revenues declined approximately 10%, year-on-year, during the first quarter. Should this trend continue, the budget deficit for all of 2003 could increase substantially.

Elsewhere, if the government fails to make good on its recovery program, if world trade declines precipitously, if a number of potentially negative developments become actual developments, then Israel would suffer. However, one should keep in mind that such conditions are more usual than not in a country that over the years has seen more than its fair share of economic and political instability, yet has managed to prosper over the long term despite these and other obstacles to growth.

Respectfully,

/s/ Laurence R. Smith

Laurence R. Smith
Interim Chief Investment Officer***


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. THERE ARE ALSO RISKS ASSOCIATED WITH INVESTING IN ISRAEL, INCLUDING THE RISK OF INVESTING IN A SINGLE-COUNTRY FUND.

IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKET, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE FUND'S INVESTMENT PORTFOLIO. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE FUND COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE FUND HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.





-------------------------------------------------------------------------------
* The Morgan Stanley Capital International Israel Index is an unmanaged index (with no defined investment objective) of Israeli equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

** The TA100 Index is an index of the 100 largest companies (i.e., in terms of market capitalization) listed on the Tel Aviv Stock Exchange. Investors cannot invest directly in an index.

*** Laurence R. Smith, the Fund's Interim Chief Investment Officer, is the Global Chief Investment Officer of Credit Suisse Asset Management and a Managing Director of CSAM. He joined in 1999 from J.P. Morgan Investment Management ("JPMIM"), where he was a Managing Director and global head of asset allocation and balanced account management worldwide. Previously, Mr. Smith spent a decade in JPMIM's Fixed Income Group, ultimately serving as its co-head. He began his career at JPMIM in 1981 as a quantitative analyst performing research on all asset classes. Mr. Smith holds a B.S. in finance from the University of Florida and an M.B.A. in finance and international business from the University of California at Berkeley. He is a Chartered Financial Analyst.


--------------------------------------------------------------------------------
 4

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.
PORTFOLIO SUMMARY - AS OF MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR ALLOCATION
--------------------------------------------------------------------------------

[chart]

AS A PERCENT OF NET ASSETS

                                      MARCH 31, 2003    SEPTEMBER 30, 2002
Aerospace/Defense-Equipment                2.48                 2.47
Banking                                    8.38                 9.33
Chemicals                                  6.03                 5.49
Computer Data Security                     4.03                 3.99
Conglomerates                              4.75                 5.30
Electronics/Electrical Equipment           2.43                 2.52
Food & Beverages                           2.05                 2.58
Insurance                                  6.55                 5.76
Mortgage Banking                           3.41                 3.56
Pharmaceuticals                           20.74                15.99
Telecommunications                         8.04                 7.84
Venture Capital                           15.55                18.52
Other                                     11.24                14.10
Cash & Other Assets                        4.32                 2.55

--------------------------------------------------------------------------------
TOP 10 HOLDINGS, BY ISSUER
--------------------------------------------------------------------------------

                                                                                                          PERCENT OF
      HOLDING                                                            SECTOR                           NET ASSETS
---------------------------------------------------------------------------------------------------------------------
   1. Teva Pharmaceutical Industries Ltd.                            Pharmaceuticals                         14.2
---------------------------------------------------------------------------------------------------------------------
   2. Bezeq Israeli Telecommunication Corporation Ltd.             Telecommunications                         6.6
---------------------------------------------------------------------------------------------------------------------
   3. Agis Industries (1983) Ltd.                                    Pharmaceuticals                          6.0
---------------------------------------------------------------------------------------------------------------------
   4. Harel Insurance Investments Ltd.                                  Insurance                             5.1
---------------------------------------------------------------------------------------------------------------------
   5. Bank Hapoalim Ltd.                                                 Banking                              4.6
---------------------------------------------------------------------------------------------------------------------
   6. Check Point Software Technologies Ltd.                     Computer Data Security                       4.0
---------------------------------------------------------------------------------------------------------------------
   7. Israel Chemicals Ltd.                                             Chemicals                             3.4
---------------------------------------------------------------------------------------------------------------------
   8. Emerging Markets Ventures I L.P.                               Venture Capital                          3.2
---------------------------------------------------------------------------------------------------------------------
   9. Bank Leumi Le-Israel Ltd.                                          Banking                              2.7
---------------------------------------------------------------------------------------------------------------------
  10. Makhteshim-Agan Industries Ltd.                                   Chemicals                             2.6
---------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.
SCHEDULE OF INVESTMENTS - MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

                                                    NO. OF
DESCRIPTION                                         SHARES           VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-95.68%
 ISRAEL-92.52%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 AEROSPACE/DEFENSE - EQUIPMENT-2.48%
--------------------------------------------------------------------------------
Elbit Systems Ltd. .......................              63,191      $  1,049,262
                                                                    ------------
--------------------------------------------------------------------------------
 BANKING-8.38%
--------------------------------------------------------------------------------
Bank Hapoalim Ltd.+ ......................           1,360,800         1,920,618
Bank Leumi Le-Israel Ltd.+ ...............           1,134,800         1,124,050
United Mizrahi Bank Ltd.+ ................             210,000           492,198
                                                                    ------------
                                                                       3,536,866
                                                                    ------------

--------------------------------------------------------------------------------
 CHEMICALS-6.03%
--------------------------------------------------------------------------------
Israel Chemicals Ltd. ....................           1,390,000         1,430,983
Makhteshim-Agan Industries Ltd. ..........             594,591         1,113,869
                                                                    ------------
                                                                       2,544,852
                                                                    ------------

--------------------------------------------------------------------------------
 COMPUTER DATA SECURITY-4.03%
--------------------------------------------------------------------------------
Check Point Software
 Technologies Ltd.+ ......................             117,600         1,701,672
                                                                    ------------

--------------------------------------------------------------------------------
 COMPUTER SOFTWARE-1.33%
--------------------------------------------------------------------------------
Formula Systems (1985) Ltd.+ .............              60,100           475,810
Fundtech Ltd.+ ...........................              23,900            86,040
                                                                    ------------
                                                                         561,850
                                                                    ------------
--------------------------------------------------------------------------------
 COMPUTERS - MEMORY DEVICES-0.30%
--------------------------------------------------------------------------------
M-Systems Flash Disk
 Pioneers Ltd.+ ..........................              20,300           125,048
                                                                    ------------

--------------------------------------------------------------------------------
 CONGLOMERATES-4.75%
--------------------------------------------------------------------------------
Elco Holdings Ltd. .......................              71,405           683,721
IDB Development
 Corporation Ltd.+ .......................              47,501           640,084
IDB Holding Corporation Ltd.+ ............              47,327           657,890
Koor Industries Ltd.+ ....................               1,827            24,963
                                                                    ------------
                                                                       2,006,658
                                                                    ------------

--------------------------------------------------------------------------------
 CONSTRUCTION-0.18%
--------------------------------------------------------------------------------
Bayside Land Corporation Ltd. ............               1,174            77,975
                                                                    ------------

--------------------------------------------------------------------------------
 DIVERSIFIED OPERATIONS-0.85%
--------------------------------------------------------------------------------
Elbit Medical Imaging Ltd.+ ..............              37,500           206,679
Macpell Industries Ltd.+ .................             116,074            28,169
Plasson Ltd. .............................              12,500      $    122,406
                                                                    ------------
                                                                         357,254
                                                                    ------------

--------------------------------------------------------------------------------
 ELECTRONIC COMPONENTS/SEMICONDUCTORS-0.28%
--------------------------------------------------------------------------------
Telsys Ltd. ..............................              50,000           117,084
                                                                    ------------

--------------------------------------------------------------------------------
 ELECTRONICS/ELECTRICAL EQUIPMENT-2.43%
--------------------------------------------------------------------------------
Camtek Ltd.+ .............................              58,800            20,580
Elco Industries Ltd.+ ....................              30,000            95,923
Electra Consumer Products Ltd. ...........              50,000           399,574
Electra (Israel) Ltd. ....................               8,642           454,222
Nisko Industries (1992) Ltd.+ ............              32,500            54,657
                                                                    ------------
                                                                       1,024,956
                                                                    ------------

--------------------------------------------------------------------------------
 FINANCIAL SERVICES-1.87%
--------------------------------------------------------------------------------
F.I.B.I. Holdings Ltd.+ ..................             173,400           538,934
Gachelet Investments Co., Ltd. ...........               9,819           250,622
                                                                    ------------
                                                                         789,556
                                                                    ------------

--------------------------------------------------------------------------------
 FOOD & BEVERAGES-2.05%
--------------------------------------------------------------------------------
Elite Industries Ltd. ....................              99,293           433,317
Gan Shmuel Food Industries ...............              19,400            55,753
Mayanot Eden Ltd.+ .......................              36,586           378,518
                                                                    ------------
                                                                         867,588
                                                                    ------------

--------------------------------------------------------------------------------
 FOOD - RETAIL-0.50%
--------------------------------------------------------------------------------
Supersol Ltd. ............................             137,094           209,836
                                                                    ------------

--------------------------------------------------------------------------------
 INDUSTRIAL TECHNOLOGY-0.86%
--------------------------------------------------------------------------------
Cubital, Ltd.* + .........................             329,278                 0
Orbotech, Ltd.+ ..........................              32,755           364,891
                                                                    ------------
                                                                         364,891
                                                                    ------------

--------------------------------------------------------------------------------
 INSURANCE-6.55%
--------------------------------------------------------------------------------
Clal Insurance Enterprise
 Holdings Ltd. ...........................              49,289           602,275
Harel Insurance Investments Ltd. .........              25,657         2,162,313
                                                                    ------------
                                                                       2,764,588
                                                                    ------------

--------------------------------------------------------------------------------
 INTERNET SOFTWARE-0.39%
--------------------------------------------------------------------------------
Aladdin Knowledge Systems+ ...............              26,000            68,380
MIND C.T.I. Ltd.+ ........................              72,200            97,470
                                                                    ------------
                                                                         165,850
                                                                    ------------


--------------------------------------------------------------------------------
 6

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.
SCHEDULE OF INVESTMENTS - MARCH 31, 2003 (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------

                                                      NO. OF
DESCRIPTION                                        SHARES/UNITS      VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 INVESTMENT & HOLDING COMPANIES-1.15%
--------------------------------------------------------------------------------
Ampal-American Israel
 Corp., Class A+ .........................             206,000      $    447,020
The Renaissance Fund LDC++ + .............                  60            39,818
                                                                    ------------
                                                                         486,838
                                                                    ------------
--------------------------------------------------------------------------------
 METAL PRODUCTS-0.14%
--------------------------------------------------------------------------------
Klil Industries Ltd.+ ....................              18,654            60,756
                                                                    ------------

--------------------------------------------------------------------------------
 MORTGAGE BANKING-3.41%
--------------------------------------------------------------------------------
Discount Mortgage Bank Ltd.+ .............              12,852           766,059
Israel Discount Bank Ltd.,
 Class A+ ................................           1,297,828           673,572
                                                                    ------------
                                                                       1,439,631
                                                                    ------------

--------------------------------------------------------------------------------
 PAPER & RELATED PRODUCTS-0.43%
--------------------------------------------------------------------------------
American Israeli Paper Mills Ltd. ........               5,201           182,677
                                                                    ------------

--------------------------------------------------------------------------------
 PHARMACEUTICALS-20.74%
--------------------------------------------------------------------------------
Agis Industries (1983) Ltd. ..............             187,500         2,550,559
Peptor Ltd.* + ...........................              56,000           217,532
Teva Pharmaceutical
 Industries Ltd., ADR ....................             143,800         5,989,270
                                                                    ------------
                                                                       8,757,361
                                                                    ------------

--------------------------------------------------------------------------------
 REAL ESTATE INVESTMENT & MANAGEMENT-0.05%
--------------------------------------------------------------------------------
Jerusalem Economic
 Corporation Ltd.+ .......................              11,000            22,246
                                                                    ------------

--------------------------------------------------------------------------------
 REAL ESTATE OPERATIONS/DEVELOPMENT-1.44%
--------------------------------------------------------------------------------
Azorim-Investment,
 Development & Construction
 Company Ltd. ............................              27,391           112,538
Industrial Buildings
 Corporation Ltd.+ .......................             180,000           106,142
Property & Building
 Corporation Ltd. ........................               8,525           388,534
                                                                    ------------
                                                                         607,214
                                                                    ------------

--------------------------------------------------------------------------------
TECHNOLOGY-0.42%
--------------------------------------------------------------------------------
Lenslet Ltd., Series E
 Preferred* +.............................              30,838            62,500
Oren Semiconductor, Inc.,
 Series K* + .............................              29,951            32,449
Oren Semiconductor, Inc.,
 Series L* + .............................              30,843      $     33,415
Oren Semiconductor, Inc.,
 Series O, Units* + ......................              46,035            49,874
                                                                    ------------
                                                                         178,238
                                                                    ------------

--------------------------------------------------------------------------------
 TELECOMMUNICATIONS-8.04%
--------------------------------------------------------------------------------
AudioCodes Ltd.+ .........................              38,400           101,376
Bezeq Israeli Telecommunication
 Corporation Ltd. ........................           2,791,751         2,803,934
ECI Telecom Ltd.+ ........................             105,164           215,586
NICE Systems Ltd., ADR+ ..................              24,600           273,798
                                                                    ------------
                                                                       3,394,694
                                                                    ------------

--------------------------------------------------------------------------------
 TRADING COMPANIES-0.38%
--------------------------------------------------------------------------------
Rapac Electronics Ltd. ...................             116,801           129,296
Rapac Technologies 2000 Ltd. .............              31,801            29,787
                                                                    ------------
                                                                         159,083
                                                                    ------------
--------------------------------------------------------------------------------
 TRANSPORTATION SERVICES-0.37%
--------------------------------------------------------------------------------
Dan Vehicle & Transportation .............             101,500           157,301
                                                                    ------------

--------------------------------------------------------------------------------
 VENTURE CAPITAL-12.39%
--------------------------------------------------------------------------------
ABS GE Capital Giza Fund, L.P.++ + .......           1,250,001           466,575
Advent Israel (Bermuda) L.P.++ + .........           1,682,293           300,456
BPW Israel Ventures LLC++ + # ............           1,139,220           696,829
Concord Ventures II Fund L.P.++ + # ......           1,500,000           814,230
Delta Fund I, L.P.++ + # .................             162,500           125,569
Formula Ventures L.P.++ + # ..............             933,172           394,639
Giza GE Venture Fund III L.P.++ + # ......             625,000           301,019
K.T. Concord Venture Fund L.P.++ + .......           1,000,000           675,631
Neurone Ventures II, L.P.++ + # ..........             300,000           193,827
Pitango Fund II LLC++ + ..................           1,000,000           414,693
SVE Star Ventures Enterprises
 GmbH & Co. No. IX KG++ + # ..............             750,000           416,265
SVE Star Ventures Enterprises
 No. II++ + ..............................                   5           191,614
Walden-Israel Ventures, L.P.++ + .........             500,000           134,915
Walden-Israel Ventures III,
 L.P.++ + # ..............................             220,000           105,857
                                                                    ------------
                                                                       5,232,119
                                                                    ------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONCLUDED)
--------------------------------------------------------------------------------

                                                     NO. OF
DESCRIPTION                                        SHARES/UNITS      VALUE
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT-0.30%
Alvarion Ltd.+ ...........................              57,300      $    128,352
                                                                    ------------
TOTAL ISRAEL (Cost $51,697,773) ..............................        39,072,296
                                                                    ------------

--------------------------------------------------------------------------------
 GLOBAL-3.16%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 VENTURE CAPITAL-3.16%
--------------------------------------------------------------------------------
Emerging Markets Ventures I L.P.
 ++ + #(Cost $2,032,479) .................           2,172,510         1,332,878
                                                                    ------------
TOTAL EQUITY OR EQUITY-LINKED
 SECURITIES-95.68%
 (Cost $53,730,252) ..........................................        40,405,174
                                                                    ------------

                                                    PRINCIPAL
                                                     AMOUNT
DESCRIPTION                                          (000'S)          VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-4.62%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 GRAND CAYMAN-4.62%
--------------------------------------------------------------------------------
Brown Brothers Harriman & Co.,
 overnight deposit, 0.54%,
 04/01/03** (Cost $1,952,000) ............          $1,952            $1,952,000
                                                                    ------------
TOTAL INVESTMENTS-100.30%
 (Cost $55,682,252) (Notes A, D, F) ..........................        42,357,174
                                                                    ------------
LIABILITIES IN EXCESS OF CASH AND
 OTHER ASSETS-(0.30)% ........................................         (127,370)
                                                                    ------------
NET ASSETS-100.00% ...........................................       $42,229,804
                                                                    ============

--------------------------------------------------------------------------------
++ Restricted security, not readily marketable; security is valued at fair value as determined in good faith by the Board of Directors. (See Notes A and G.)
+    Security is non-income producing.
# As of March 31, 2003, the Fund has committed to investing additional capital as follows: Emerging Markets Ventures I L.P. ($327,490), Formula Ventures L.P. ($66,828), Giza GE Venture Fund III L.P. ($625,000), Concord Ventures II Fund L.P. ($500,000), Delta Fund I, L.P. ($87,500), BPW Israel Ventures LLC ($1,160,780), Neurone Ventures II, L.P. ($450,000), Walden-Israel Ventures III, L.P. ($1,155,000) and SVE Star Ventures Enterprises GmbH & Co. No. IX KG ($1,250,000). The aggregate amount of open commitments for the Fund is $5,622,598.
* Not readily marketable security; security is valued at fair value as determined in good faith by the Board of Directors. (See Note A.)
** Variable rate account. Rate resets on a daily basis; amounts are available on the same business day.
ADR  American Depositary Receipts.


--------------------------------------------------------------------------------
 8                              See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES - MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  ASSETS
--------------------------------------------------------------------------------
Investments, at value (Cost $55,682,252) (Notes A, D, F) .............................   $ 42,357,174
Cash .................................................................................          1,520
Receivables:
    Israeli tax refund (Note A) ......................................................         55,961
    Investments sold .................................................................         52,077
    Dividends ........................................................................          6,843
Prepaid expenses .....................................................................         27,164
                                                                                         ------------
Total Assets .........................................................................     42,500,739
                                                                                         ------------
--------------------------------------------------------------------------------
  LIABILITIES
--------------------------------------------------------------------------------
Payables:
    Investment advisory fees (Note B) ................................................         92,832
    Directors' fees ..................................................................          9,357
    Administration fees (Note B) .....................................................          5,022
    Other accrued expenses ...........................................................        163,724
                                                                                         ------------
Total Liabilities ....................................................................        270,935
                                                                                         ------------
NET ASSETS (applicable to 4,259,295 shares of common stock outstanding) (Note C) .....   $ 42,229,804
                                                                                         ============
NET ASSET VALUE PER SHARE ($42,229,804 DIVIDED BY 4,259,295) .........................          $9.91
                                                                                                 ====

--------------------------------------------------------------------------------
NET ASSETS CONSIST OF
--------------------------------------------------------------------------------
Capital stock, $0.001 par value; 4,259,295 shares issued and outstanding
  (100,000,000 shares authorized) ....................................................   $      4,259
Paid-in capital ......................................................................     55,739,652
Accumulated net investment loss ......................................................       (287,577)
Accumulated net realized gain on investments and foreign currency related transactions         98,607
Net unrealized depreciation in value of investments and translation of other
  assets and liabilities denominated in foreign currency .............................    (13,325,137)
                                                                                         ------------
Net assets applicable to shares outstanding ..........................................   $ 42,229,804
                                                                                         ============


--------------------------------------------------------------------------------
See accompanying notes to financial statements.                               9

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.
STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  INVESTMENT LOSS
--------------------------------------------------------------------------------
Income (Note A):
   Dividends ............................................................................   $   210,732
   Net investment income allocated from partnerships ....................................        34,685
   Interest .............................................................................        13,127
   Less: Foreign taxes withheld .........................................................       (44,912)
                                                                                            -----------
   Total Investment Income ..............................................................       213,632
                                                                                            -----------
Expenses:
   Investment advisory fees (Note B) ....................................................       231,904
   Legal fees ...........................................................................       122,369
   Audit fees ...........................................................................        38,930
   Custodian fees .......................................................................        35,785
   Printing .............................................................................        29,601
   Administration fees (Note B) .........................................................        23,686
   Directors' fees ......................................................................        21,745
   Accounting fees ......................................................................        14,958
   Transfer agent fees ..................................................................        13,675
   NYSE listing fees ....................................................................         5,607
   Insurance ............................................................................         2,955
   Other ................................................................................         5,647
                                                                                            -----------
   Total Expenses .......................................................................       546,862
   Less: Fee waivers (Note B) ...........................................................       (45,653)
                                                                                            -----------
      Net Expenses ......................................................................       501,209
                                                                                            -----------
   Net Investment Loss ..................................................................      (287,577)
                                                                                            -----------

--------------------------------------------------------------------------------
  NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
  FOREIGN CURRENCY RELATED TRANSACTIONS
--------------------------------------------------------------------------------
Net realized loss from:
    Investments .........................................................................    (1,290,220)
    Foreign currency related transactions ...............................................        (3,005)
Net change in unrealized depreciation in value of investments and translation
  of other assets and liabilities denominated in foreign currency .......................     3,353,567
                                                                                            -----------
Net realized and unrealized gain on investments and foreign currency related transactions     2,060,342
                                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................................   $ 1,772,765
                                                                                            ===========


--------------------------------------------------------------------------------
10                               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                     FOR THE SIX MONTHS     FOR THE FISCAL YEAR
                                                                                    ENDED MARCH 31, 2003           ENDED
                                                                                         (UNAUDITED)        SEPTEMBER 30, 2002
                                                                                    --------------------    -------------------
--------------------------------------------------------------------------------
  INCREASE/(DECREASE) IN NET ASSETS
--------------------------------------------------------------------------------
Operations:
   Net investment loss ..............................................               $           (287,577)   $          (711,670)
   Net realized gain/(loss) on investments and foreign currency
    related transactions ............................................                         (1,293,225)             1,278,764
   Net change in unrealized depreciation in value of investments and translation of other assets and liabilities denominated
    in foreign currency .............................................                          3,353,567             (8,950,726)
                                                                                    --------------------    -------------------
      Net increase/(decrease) in net assets resulting from operations                          1,772,765             (8,383,632)
                                                                                    --------------------    -------------------
Distributions to shareholders:
   Net realized gain on investments .................................                                 --               (724,080)
                                                                                    --------------------    -------------------
      Total increase/(decrease) in net assets .......................                          1,772,765             (9,107,712)
                                                                                    --------------------    -------------------
--------------------------------------------------------------------------------
  NET ASSETS
--------------------------------------------------------------------------------
Beginning of period .................................................                         40,457,039             49,564,751
                                                                                    --------------------    -------------------
End of period .......................................................               $         42,229,804    $        40,457,039
                                                                                    ====================    ===================


--------------------------------------------------------------------------------
See accompanying notes to financial statements.                               11

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.
STATEMENT OF CASH FLOWS - FOR THE SIX MONTHS ENDED MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  DECREASE IN CASH FROM
--------------------------------------------------------------------------------
Operating Activities:
   Investment income received ..................................................      $   364,363
   Operating expenses paid .....................................................         (553,289)
   Purchases of long-term portfolio investments ................................         (351,414)
   Proceeds from disposition of long-term portfolio investments ................        1,365,478
   Net purchase of short-term portfolio investments ............................         (900,000)
                                                                                      -----------
Net decrease in cash from operating activities .................................                        $   (74,862)
Cash at beginning of period* ...................................................                             76,382
                                                                                                        -----------
Cash at end of period ..........................................................                        $     1,520
                                                                                                        ===========
--------------------------------------------------------------------------------
  RECONCILIATION OF NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS TO NET DECREASE IN CASH
  FROM OPERATING ACTIVITIES
--------------------------------------------------------------------------------
Net increase in net assets resulting from operations ...........................                        $ 1,772,765

Adjustments:
  Decrease in receivables ......................................................      $   150,731
  Decrease in accrued expenses .................................................          (35,752)
  Increase in prepaid expenses .................................................          (16,328)
  Net increase in cash from investing activities ...............................          114,064
  Net realized and unrealized gains on investments and foreign currency related
   transactions ................................................................       (2,060,342)
                                                                                      -----------
Total adjustments ..............................................................                         (1,847,627)
                                                                                                        -----------
NET DECREASE IN CASH FROM OPERATING ACTIVITIES .................................                        $   (74,862)
                                                                                                        ===========

----------
* The amount shown is after a reclass of $1,052,000 from cash at the beginning of the year to short-term investment.


--------------------------------------------------------------------------------
12                               See accompanying notes to financial statements.

                      This page intentionally left blank.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                FOR THE SIX
                                                                MONTHS ENDED
                                                                 MARCH 31,
                                                                    2003        --------------------------------
                                                                 (UNAUDITED)       2002      2001        2000
                                                                ------------    ---------  ---------   ---------
---------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------
Net asset value, beginning of period ..........................     $9.50        $11.64     $23.24      $17.18
                                                                  -------       -------    -------     -------
Net investment income/(loss) ..................................     (0.07)+       (0.17)+    (0.06)+     (0.02)+
Net realized and unrealized gain/(loss) on investments
   and foreign currency related transactions ..................      0.48         (1.80)     (8.39)       7.80
                                                                  -------       -------    -------     -------
Net increase/(decrease) in net assets resulting from operations      0.41         (1.97)     (8.45)       7.78
                                                                  -------       -------    -------     -------
Dividends and distributions to shareholders:
   Net investment income ......................................        --            --      (0.08)      (0.41)
   Net realized gain on investments and
     foreign currency related transactions ....................        --         (0.17)     (3.07)      (1.46)
                                                                  -------       -------    -------     -------
Total dividends and distributions to shareholders .............        --         (0.17)     (3.15)      (1.87)
                                                                  -------       -------    -------     -------
Anti-dilutive impact due to capital shares repurchased ........        --            --         --        0.15
                                                                  -------       -------    -------     -------
Net asset value, end of period ................................     $9.91         $9.50     $11.64      $23.24
                                                                  =======       =======    =======     =======
Market value, end of period ...................................     $8.36         $7.41      $9.60     $18.563
                                                                  =======       =======    =======     =======
Total investment return (a) ...................................     12.82%       (21.24)%   (38.21)%     47.61%
                                                                  =======       =======    =======     =======
---------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------
Net assets, end of period (000 omitted) .......................   $42,230       $40,457    $49,565     $98,979
Ratio of expenses to average net assets (b) ...................      2.45%(c)      2.08%      1.88%       2.05%
Ratio of expenses to average net assets, excluding fee waivers       2.67%(c)      2.30%      2.09%       2.28%
Ratio of net investment income/(loss) to average net assets (b)     (1.40)%(c)    (1.44)%    (0.39)%     (0.08)%
Portfolio turnover rate .......................................      0.86%        11.26%     21.11%      27.06%

--------------------------------------------------------------------------------
*    Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.21 per share.
+    Based on average shares outstanding.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect initial underwriting discounts and has not been annualized.
(b) Ratios reflect actual expenses incurred by the Fund. Amounts are net of fee waivers.
(c)  Annualized.


--------------------------------------------------------------------------------
14                               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 FOR THE FISCAL YEARS ENDED SEPTEMBER 30,
                                                                 ------------------------------------------------------------
                                                                   1999       1998       1997      1996       1995      1994
                                                                 -------    -------    -------   -------    -------   -------
---------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------
Net asset value, beginning of period ..........................   $15.04     $18.41     $13.10    $13.20     $11.74    $15.83
                                                                 -------    -------    -------   -------    -------   -------
Net investment income/(loss) ..................................    (0.02)+     0.07       0.35     (0.09)     (0.10)    (0.28)
Net realized and unrealized gain/(loss) on investments
   and foreign currency related transactions ..................     3.21      (2.97)      6.20     (0.01)      1.56     (3.27)
                                                                 -------    -------    -------   -------    -------   -------
Net increase/(decrease) in net assets resulting from operations     3.19      (2.90)      6.55     (0.10)      1.46     (3.55)
                                                                 -------    -------    -------   -------    -------   -------
Dividends and distributions to shareholders:
   Net investment income ......................................    (0.21)        --         --        --         --        --
   Net realized gain on investments and
     foreign currency related transactions ....................    (1.20)     (0.47)     (1.24)       --         --     (0.54)
                                                                 -------    -------    -------   -------    -------   -------
Total dividends and distributions to shareholders .............    (1.41)     (0.47)     (1.24)       --         --     (0.54)
                                                                 -------    -------    -------   -------    -------   -------
Anti-dilutive impact due to capital shares repurchased ........     0.36         --         --        --         --        --
                                                                 -------    -------    -------   -------    -------   -------
Net asset value, end of period ................................   $17.18     $15.04     $18.41    $13.10     $13.20    $11.74
                                                                 =======    =======    =======   =======    =======   =======
Market value, end of period ...................................  $14.000    $11.813    $14.938   $11.250    $12.000   $13.250
                                                                 =======    =======    =======   =======    =======   =======
Total investment return (a) ...................................    32.61%    (18.05)%    44.36%    (6.25)%    (9.43)%  (21.26)%
                                                                 =======    =======    =======   =======    =======   =======
---------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------
Net assets, end of period (000 omitted) .......................  $76,683    $75,373    $92,298   $65,649    $66,150   $58,855
Ratio of expenses to average net assets (b) ...................     2.05%      2.06%      2.26%     2.23%      2.57%     2.64%
Ratio of expenses to average net assets, excluding fee waivers      2.30%      2.31%      2.30%       --         --        --
Ratio of net investment income/(loss) to average net assets (b)    (0.12)%     0.42%      2.20%    (0.68)%    (0.91)%   (2.08)%
Portfolio turnover rate .......................................    18.65%     29.11%     16.98%    21.68%     22.17%    17.07%

                                                                     FOR THE PERIOD
                                                                    OCTOBER 29, 1992*
                                                                        THROUGH
                                                                  SEPTEMBER, 30, 1993
                                                                  -------------------
---------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------
Net asset value, beginning of period ..........................         $13.74**
                                                                       -------
Net investment income/(loss) ..................................          (0.07)
Net realized and unrealized gain/(loss) on investments
   and foreign currency related transactions ..................           2.16
                                                                       -------
Net increase/(decrease) in net assets resulting from operations           2.09
                                                                       -------
Dividends and distributions to shareholders:
   Net investment income ......................................             --
   Net realized gain on investments and
     foreign currency related transactions ....................             --
                                                                       -------
Total dividends and distributions to shareholders .............             --
                                                                       -------
Anti-dilutive impact due to capital shares repurchased ........             --
                                                                       -------
Net asset value, end of period ................................         $15.83
                                                                       =======
Market value, end of period ...................................        $17.375
                                                                       =======
Total investment return (a) ...................................          24.58%
                                                                       =======
---------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------
Net assets, end of period (000 omitted) .......................        $79,274
Ratio of expenses to average net assets (b) ...................           2.41%(c)
Ratio of expenses to average net assets, excluding fee waivers              --
Ratio of net investment income/(loss) to average net assets (b)          (0.50)%(c)
Portfolio turnover rate .......................................          34.80%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTE A. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------
The First Israel Fund, Inc. (the "Fund") was incorporated in Maryland on
March 6, 1990 and commenced investment operations on October 29, 1992. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION: The net asset value of the Fund is determined daily as of the close of regular trading on The New York Stock Exchange, Inc. The Fund's investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded. If no sales are reported, investments are generally valued at the most recent bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless the Board of Directors determines that using this method would not reflect an investment's value.

Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values. At March 31, 2003, the Fund held 16.58% of its net assets in securities valued at fair value as determined in good faith by the Board of Directors with an aggregate cost of $14,339,926 and fair value of $7,000,585. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material.

SHORT-TERM INVESTMENT: The Fund sweeps available cash into a short-term deposit issued by Brown Brothers Harriman & Co., the Fund's custodian, The short-term time deposit is a variable rate account classified as a short-term investment.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. income and excise taxes.

Pursuant to a ruling the Fund received from the Israeli tax authorities, the Fund, subject to certain conditions, will not be subject to Israeli tax on capital gains derived from the sale of securities listed on the Tel Aviv Stock Exchange ("TASE"). Gains derived from Israeli securities not listed on TASE (unlisted securities) will be subject to a 25% Israeli tax provided the security is an approved investment. Generally, stock of corporations that produce a product or provide a service that support the infrastructure of Israel, are considered approved


--------------------------------------------------------------------------------
16

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

investments. Any gain sourced to unlisted unapproved securities are subject to a 40% Israeli tax and an inflationary tax. For the six months ended March 31, 2003, the Fund did not incur any Israeli capital gains taxes. The Fund accrues any capital gains tax estimated to be payable as if the security had been sold at the time unrealized gains are recorded.

Dividends derived from listed or approved Israeli securities are subject to 15% withholding tax, while dividends from unlisted or unapproved securities are subject to a 25% withholding tax. Israeli tax refunds represent reclaims of taxes withheld on dividends. Interest on debt obligations (whether listed or not) is subject to a withholding tax of 25% to 35%. Withholding taxes are accrued when the related income is earned in an amount management believes is ultimately payable after any reclaims of taxes withheld.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transaction balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. income tax purposes.

Net currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/(depreciation) in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. income tax purposes due to U.S. generally accepted


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

accounting principles/tax differences in the character of income and expense recognition.

PARTNERSHIP ACCOUNTING POLICY: The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund's Statement of Operations.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Investments in Israel may involve certain considerations and risks not typically associated with investments in the U.S., including the possibility of future political and economic developments and the level of Israeli governmental supervision and regulation of its securities markets. The Israeli securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

The Fund, subject to local investment limitations, may invest up to 30% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in the emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

The Board of Directors has removed the limitation set forth in the Fund's prospectus requiring that the portion of the Fund's investments not invested in Israeli securities be invested in securities of companies that are substantially involved in or with Israel ("Israeli-Related Securities").

--------------------------------------------------------------------------------
 NOTE B. AGREEMENTS
--------------------------------------------------------------------------------
Credit Suisse Asset Management, LLC ("CSAM") serves as the Fund's investment adviser with respect to all investments. CSAM receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.30% of the Fund's average weekly market value or net assets (whichever is lower) invested in listed securities (including securities traded over-the-counter in the United States) and 2.00% of the Fund's average weekly market value or net assets (whichever is lower) invested in unlisted Israeli securities. The aggregate fee may not exceed an annual rate of 1.40% of the Fund's average weekly market value or net assets (whichever is lower). CSAM has agreed to waive the advisory fee previously payable to the Fund's former investment sub-adviser. For the six months ended March 31, 2003, CSAM earned $231,904 for advisory services, of which CSAM waived $45,653. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended March 31, 2003, CSAM was reimbursed $1,145 for administrative services rendered to the Fund.

Analyst Exchange and Trading Services Ltd. ("Analyst I.M.S.") serves as the Fund's investment sub-adviser.


--------------------------------------------------------------------------------
18

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

Analyst I.M.S. is paid a fee, out of the advisory fee payable to CSAM, computed weekly and paid quarterly at an annual rate of 0.30% of the Fund's average weekly market value or net assets (whichever is lower). In addition, CSAM paid Analyst I.M.S., out of its advisory fee, a reimbursement for any Israeli Value Added taxes (currently 18%) and $25,000 annually to cover expenses incurred in the execution of sub-advisory services. For the six months ended March 31, 2003, Analyst I.M.S. earned $70,060 for sub-advisory services.

Analyst I.M.S. has certain commercial arrangements with banks and brokers in Israel from which they receive a portion of the commission on the Fund's trades executed in Israel. For the six months ended March 31, 2003, such commissions amounted to approximately $300.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.11% of the Fund's average weekly net assets. For the six months ended
March 31, 2003, BSFM earned $22,541 for administrative services.

Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing services. For the six months ended March 31, 2003, Merrill was paid $21,347 for its services to the Fund.

On May 8, 2000, the Fund's Board of Directors unanimously approved a proposal by the Independent Directors to partially compensate Independent Directors in shares of the Fund. Under this policy, such directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market. Directors as a group own less than 1% of the Fund's outstanding shares.

--------------------------------------------------------------------------------
 NOTE C. CAPITAL STOCK
--------------------------------------------------------------------------------
The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 4,259,295 shares outstanding at March 31, 2003, CSAM owned 7,169 shares.

--------------------------------------------------------------------------------
 NOTE D. INVESTMENT IN SECURITIES
--------------------------------------------------------------------------------
For the six months ended March 31, 2003, purchases and sales of securities, other than short-term investments, were $336,384 and $1,298,992, respectively.

--------------------------------------------------------------------------------
 NOTE E. CREDIT FACILITY
--------------------------------------------------------------------------------
The Fund, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participates in a $150 million committed, unsecured line of credit facility ("Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At March 31, 2003 and during the six months ended March 31, 2003, the Fund had no borrowings under the Credit Facility.

--------------------------------------------------------------------------------
 NOTE F. FEDERAL INCOME TAXES
--------------------------------------------------------------------------------
Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales and Post-October losses (as later defined), and excise tax regulations.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

The tax character of dividends and distributions paid during the year ended September 30, 2002 were as follows:


       ORDINARY INCOME               LONG-TERM CAPITAL GAINS
       ---------------               -----------------------
          $521,155                          $202,925

Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year ("Post-October losses"). For the tax period ended September 30, 2002, the Fund elected to defer net realized foreign currency losses of $21,346.

At March 31, 2003, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized depreciation from investments were $55,726,958, $6,850,263, $(20,220,047) and $(13,369,784).

--------------------------------------------------------------------------------
NOTE G. RESTRICTED SECURITIES
--------------------------------------------------------------------------------
Certain of the Fund's investments are restricted as to resale and are valued at fair value as determined in good faith by the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values. The table below shows the number of units/shares held, the acquisition dates, aggregate costs, fair value as of March 31, 2003, per unit/share of such securities and percent of net assets which the securities comprise.

                                         NUMBER                                                  FAIR                       PERCENT
                                           OF                                                  VALUE AT         VALUE PER    OF NET
SECURITY                              UNITS/SHARES      ACQUISITION DATES         COST        03/31/2003       UNIT/SHARE    ASSETS
--------                              ------------     -------------------     -----------    -----------   -------------- --------
ABS GE Capital Giza Fund, L.P. .....     1,250,001     02/03/98 - 02/13/02     $ 1,240,626    $   466,575            $0.37     1.10
                                      ------------                             -----------    -----------                  --------
Advent Israel (Bermuda) L.P. .......     1,682,293     06/16/93 - 01/16/98       1,992,011        300,456             0.18     0.71
                                      ------------                             -----------    -----------                  --------
BPW Israel Ventures LLC ............     1,121,970     10/05/00 - 07/01/02       1,016,895        686,278             0.61     1.63
                                            17,250          01/07/03                17,250         10,551             0.61     0.02
                                      ------------                             -----------    -----------                  --------
                                         1,139,220                               1,034,145        696,829                      1.65
                                      ------------                             -----------    -----------                  --------
Concord Ventures II Fund L.P. ......     1,500,000     03/29/00 - 07/29/02       1,377,794        814,230             0.54     1.93
                                      ------------                             -----------    -----------                  --------
Delta Fund I, L.P. .................       137,500     11/15/00 - 04/01/02         117,601        106,251             0.77     0.25
                                            25,000          01/31/03                25,000         19,318             0.77     0.05
                                      ------------                             -----------    -----------                  --------
                                           162,500                                 142,601        125,569                      0.30
                                      ------------                             -----------    -----------                  --------
Emerging Markets Ventures I L.P. ...     1,911,609     01/22/98 - 01/10/01       1,786,819      1,172,810             0.61     2.78
                                           260,901          10/01/02               245,660        160,068             0.61     0.38
                                      ------------                             -----------    -----------                  --------
                                         2,172,510                               2,032,479      1,332,878                      3.16
                                      ------------                             -----------    -----------                  --------
Formula Ventures L.P. ..............       933,172     08/06/99 - 07/03/02         723,267        394,639             0.42     0.94
                                      ------------                             -----------    -----------                  --------
Giza GE Venture Fund III L.P. ......       625,000     01/31/00 - 05/28/02         559,284        301,019             0.48     0.71
                                      ------------                             -----------    -----------                  --------
K.T. Concord Venture Fund L.P. .....     1,000,000     12/08/97 - 09/29/00       1,087,698        675,631             0.68     1.60
                                      ------------                             -----------    -----------                  --------


--------------------------------------------------------------------------------
20

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONCLUDED)
--------------------------------------------------------------------------------

                                         NUMBER                                                  FAIR                       PERCENT
                                           OF                                                  VALUE AT         VALUE PER    OF NET
SECURITY                              UNITS/SHARES      ACQUISITION DATES         COST        03/31/2003       UNIT/SHARE    ASSETS
--------                              ------------     -------------------     -----------    -----------   -------------- --------
Neurone Ventures II, L.P. ..........       270,000     11/24/00 - 06/17/02     $   229,295    $   174,444    $        0.65     0.41
                                            30,000          01/27/03                30,000         19,383             0.65     0.05
                                      ------------                             -----------    -----------                  --------
                                           300,000                                 259,295        193,827                      0.46
                                      ------------                             -----------    -----------                  --------
Pitango Fund II LLC ................     1,000,000     10/31/96 - 08/01/01         687,037        414,693             0.41     0.98
                                      ------------                             -----------    -----------                  --------
SVE Star Ventures Enterprises
    GmbH & Co. No. IX KG ...........       730,000     12/21/00 - 03/04/02         566,144        405,165             0.56     0.96
                                            20,000          01/14/03                    --         11,100             0.56     0.03
                                      ------------                             -----------    -----------                  --------
                                           750,000                                 566,144        416,265                      0.99
                                      ------------                             -----------    -----------                  --------
SVE Star Ventures Enterprises No. II             5          10/10/94               686,687        191,614        38,322.69     0.45
                                      ------------                             -----------    -----------                  --------
The Renaissance Fund LDC ...........            60     03/30/94 - 03/21/97         224,174         39,818           663.74     0.09
                                      ------------                             -----------    -----------                  --------
Walden-Israel Ventures, L.P. .......       500,000     09/28/93 - 05/16/97         400,813        134,915             0.27     0.32
                                      ------------                             -----------    -----------                  --------
Walden-Israel Ventures III, L.P. ...       220,000     02/23/01 - 06/19/02         182,088        105,857             0.48     0.25
                                      ------------                             -----------    -----------                  --------
Total ..............................                                           $13,196,143    $ 6,604,815                     15.64
                                                                               ===========    ===========                  ========

The Fund may incur certain costs in connection with the disposition of the above securities.

--------------------------------------------------------------------------------
 NOTE H. SUBSEQUENT EVENT
--------------------------------------------------------------------------------
Effective April 24, 2003, Credit Suisse Asset Management Limited ("Sub-Adviser") became sub-investment adviser to the Fund. CSAM pays the Sub-Adviser, on a quarterly basis, a fee of $250,000 per annum for services rendered with respect to the Fund and certain other Credit Suisse Funds for which the Sub-Adviser has been appointed as such.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------

On April 24, 2003, the Annual Meeting of Shareholders of The First Israel Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1)  To re-elect two directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                   FOR           WITHHELD
Enrique R. Arzac                                 3,177,694         48,832
William W. Priest, Jr.                           3,127,739         98,787

In addition to the directors re-elected at the meeting, George W. Landau, Jonathan W. Lubell and Steven N. Rappaport continued as directors of the Fund.

Effective January 17, 2003, Richard W. Watt resigned as President, Chief Investment Officer and Director of the Fund.

Effective May 21, 2003, Joseph D. Gallagher was elected as Chairman of the Fund, Chief Executive Officer and President of the Fund. Laurence R. Smith who previously held these positions has resigned as Chairman of the Fund, Chief Executive Officer and President of the Fund effective May 21, 2003.

(2) To approve a Sub-Advisory Agreement among the Fund, Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Limited.

                                      FOR            AGAINST        ABSTAIN
                                    ---------        -------        -------
                                    2,387,044        816,616         22,866


--------------------------------------------------------------------------------
22

--------------------------------------------------------------------------------
PRIVACY POLICY NOTICE (UNAUDITED)
--------------------------------------------------------------------------------

We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, e-mail address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

We may collect nonpublic information about you from the following sources:

- Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and

-    Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except with your consent or as otherwise permitted by law. In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates. We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

NOTE: THIS NOTICE IS PROVIDED TO CLIENTS AND PROSPECTIVE CLIENTS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM"), CSAM CAPITAL INC., AND CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., AND SHAREHOLDERS AND PROSPECTIVE SHAREHOLDERS IN CSAM SPONSORED AND ADVISED INVESTMENT COMPANIES, INCLUDING CREDIT SUISSE FUNDS, AND OTHER CONSUMERS AND CUSTOMERS, AS APPLICABLE. THIS NOTICE IS NOT INTENDED TO BE INCORPORATED IN ANY OFFERING MATERIALS BUT IS MERELY A STATEMENT OF OUR CURRENT PRIVACY POLICY, AND MAY BE AMENDED FROM TIME TO TIME UPON NOTICE TO YOU. THIS NOTICE IS DATED AS OF MARCH 29, 2002.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC
--------------------------------------------------------------------------------

Credit Suisse Capital Appreciation Fund
Credit Suisse Cash Reserve Fund
Credit Suisse Emerging Growth Fund
Credit Suisse Emerging Markets Fund
Credit Suisse Fixed Income Fund
Credit Suisse Global Fixed Income Fund
Credit Suisse Global Health Sciences Fund
Credit Suisse Global Post-Venture Capital Fund
Credit Suisse Global Technology Fund
Credit Suisse High Income Fund
Credit Suisse International Focus Fund
Credit Suisse Investment Grade Bond Fund
Credit Suisse Japan Growth Fund
Credit Suisse Large Cap Value Fund
Credit Suisse Municipal Bond Fund
Credit Suisse Municipal Money Fund
Credit Suisse New York Municipal Fund
Credit Suisse New York Tax Exempt Fund
Credit Suisse Select Equity Fund
Credit Suisse Short Duration Bond Fund
Credit Suisse Small Cap Growth Fund
Credit Suisse Small Cap Value Fund
Credit Suisse Strategic Small Cap Fund
Credit Suisse Strategic Value Fund
Credit Suisse Tax Efficient Fund
Credit Suisse U.S. Government Money Fund

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. For up-to-date performance, please look in the mutual fund section of your newspaper under Credit Suisse.

Credit Suisse Asset Management Securities, Inc., Distributor.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  SUMMARY OF GENERAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
The Fund--The First Israel Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on The New York Stock Exchange, Inc. Its investment objective is long-term capital appreciation through investments primarily in equity securities of Israeli companies. Credit Suisse Asset Management, LLC (New York), the Fund's investment adviser, is part of Credit Suisse Asset Management ("CSAM"), the institutional and mutual-fund asset-management arm of Credit Suisse First Boston. As of March 31, 2003, CSAM managed over $45 billion in the U.S. and, together with its global affiliates, managed assets of over $292 billion in 14 countries.

--------------------------------------------------------------------------------
  SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------
The market price is published in: THE NEW YORK TIMES (daily) under the designation "Frst Israel" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "FstIsrael." The Fund's New York Stock Exchange trading symbol is ISL. Weekly comparative net asset value (NAV) and market price information about The First Israel Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

--------------------------------------------------------------------------------
  THE CSAM GROUP OF FUNDS
--------------------------------------------------------------------------------
LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.csam-americas.com.

CLOSED-END FUNDS

SINGLE COUNTRY
The Chile Fund, Inc. (CH)
The Indonesia Fund, Inc. (IF/INDF)

MULTIPLE COUNTRY
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse High Yield Bond Fund (DHY)

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The First Israel Fund, Inc. may from time to time purchase shares of its capital stock in the open market.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIRECTORS AND CORPORATE OFFICERS
--------------------------------------------------------------------------------

Enrique R. Arzac            Director

George W. Landau            Director

Jonathan W. Lubell          Director

William W. Priest, Jr.      Director

Steven N. Rappaport         Director

Joseph D. Gallagher         Chief Executive Officer,
                            Chairman of the Fund and
                            President

Laurence R. Smith           Interim Chief Investment
                            Officer

Hal Liebes                  Senior Vice President

Michael A. Pignataro        Chief Financial Officer and
                            Secretary

Rocco A. Del Guercio        Vice President

Robert M. Rizza             Treasurer

--------------------------------------------------------------------------------
  INVESTMENT ADVISER
--------------------------------------------------------------------------------

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017

--------------------------------------------------------------------------------
  INVESTMENT SUB-ADVISER
--------------------------------------------------------------------------------

Credit Suisse Asset Management Limited
Beaufort House
15 St. Botolph Street
London EC3A 7JJ, England

--------------------------------------------------------------------------------
ADMINISTRATOR
--------------------------------------------------------------------------------

Bear Stearns Funds Management Inc.
383 Madison Avenue
New York, NY 10179

--------------------------------------------------------------------------------
  CUSTODIAN
--------------------------------------------------------------------------------

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

--------------------------------------------------------------------------------
  SHAREHOLDER SERVICING AGENT
--------------------------------------------------------------------------------

Fleet National Bank (c/o EquiServe, L.P.)
P.O. Box 43010
Providence, RI 02940

--------------------------------------------------------------------------------
  INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA 19103

--------------------------------------------------------------------------------
  LEGAL COUNSEL
--------------------------------------------------------------------------------

Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
--------------------------------------------------------------------------------

  [ISL LISTED NYSE(R) LOGO]
--------------------------------------------------------------------------------
3917-SA-03